Exhibit 99.1

20Cube Logistics, a Software-Enabled International Supply Chain
Orchestrator, Has Entered into a Business Combination Agreement with Evo Acquisition Corp. to Enable 20Cube Logistics to Go Public

●	20Cube Logistics Pte. Ltd. (“20 Cube”) is a software-enabled international supply chain orchestrator from purchase order (PO) to point of delivery (POD) with a technology-driven, proven proprietary system and key presence at over 60 locations in Asia, Australia and East Africa. 20Cube has over 600 employees.

●	Along with its software suite, 20Cube’s control tower-based approach and sophisticated workflows were designed, tested and optimized as a system over the past ten years. This innovative approach is uniquely able to provide end-to-end logistics visibility in real-time.

●	20Cube anticipates that this approach will also afford it significant operating leverage as it scales. This transaction will provide working capital and acquisition funding to enable it to further accelerate growth.

●	20Cube’s revenue grew at 74% in FY2022, consisting of gross revenue of US$163 million with Adjusted EBITDA of US$13 million.

●	The proposed transaction positions 20Cube to drive inorganic growth through an acquisition strategy across various regions and to capture synergized profitability through transition to the 20Cube platform.

●	Following the consummation of the proposed transaction, assuming no redemptions by shareholders of Evo Acquisition Corp. (“Evo”) and that all 20Cube shareholders participate in the transaction, the resulting combined company, to be known as 20Cube Logistics Solutions Ltd. (“Pubco”) will have an implied initial enterprise value of approximately $338 million and is expected to have up to $135 million in net cash proceeds immediately after closing, assuming a proposed $20 million subordinated convertible note investment by affiliates and relationships of Evolution Capital Management is negotiated, finalized and consummated.

●	The transaction is expected to close in the first quarter of 2023. Pubco’s ordinary shares are expected to be listed on the Nasdaq Capital Market under the symbol “TCUB”.

●	20Cube and Evo expect to hold a joint investor conference call to discuss the proposed business combination and will notify interested parties via press release.

Crystal Bay, NV & Singapore – October 18, 2022 – Evo Acquisition Corp. (Nasdaq: EVOJ) (“Evo”), a special purpose acquisition company led by CEO Richard Chisholm, today announced the execution of a definitive business combination agreement (the “Business Combination Agreement”) with 20Cube Logistics Pte. Ltd. (“20Cube”), a Singapore-based software-enabled international supply chain orchestrator, for a proposed business combination between Evo and 20Cube (the “Business Combination”).

The parent company following the consummation of the business combination will be a new Singapore holding company (the “Combined Company” or “Pubco”) to be called 20Cube Logistics Solutions Ltd., and will be led by Mahesh Niruttan, Founder and Chief Executive Officer of 20Cube. Pubco’s ordinary shares are expected to be listed on the Nasdaq Capital Market under the ticker symbol “TCUB”.

Evo and Pubco anticipate a private subordinated convertible note investment with affiliates of the sponsor of Evo of approximately $20 million that would close simultaneously with the Business Combination (such financing together with the Business Combination and the other transactions contemplated by the Business Combination Agreement, the “Transaction”), subject to the final negotiation of terms and the execution of definitive documents between the parties. The Combined Company will also receive up to $125 million (less transaction expenses) of the amounts held in 20Cube’s trust account at the closing of the Transaction, subject to any redemptions by existing Evo shareholders and any applicable excise or other tax obligations.

Key Transaction Terms

●	The transaction values the Combined Company at an implied enterprise value of US$338 million, assuming no redemptions by Evo public shareholders and that all 20Cube shareholders elect to participate in the Business Combination.

●

The Combined Company will receive up to $135 million in net cash proceeds immediately after closing, assuming a proposed $20 million subordinated convertible note investment by affiliates and relationships of Evolution Capital Management is negotiated, finalized and consummated. Such investment is subject to the final negotiation of terms and the execution of definitive documents.

●	In addition, Evo Fund and certain of its affiliates have delivered a term sheet to Evo and 20Cube outlining the terms by which Evo Fund or such affiliates would enter into an equity line for $75 million in Pubco ordinary shares to further support its growth strategy. The term sheet provides that Pubco would have the right, without obligation, at Pubco’s sole discretion, to sell and issue up to $75 million of its ordinary shares to Evo Fund over a period of 36 months beginning from when the SEC declares the registration statement for the resale of such shares effective, subject to certain ownership, pricing and volume limitations and conditions, and subject in all respects to the negotiation and execution of a definitive agreement between the respective parties.

●	Assuming no redemptions by Evo’s public shareholders and assuming that all 20Cube shareholders elect to participate in the Business Combination as Sellers, it is estimated that the current shareholders of 20Cube will own approximately 59% of the issued and outstanding shares in the Combined Company at closing.

●	Following the consummation of the transaction, the Combined Company will report in the United States as a foreign private issuer, and as such will not be subject to the same disclosure and certain other obligations applicable to domestic public companies. In addition, the Combined Company expects to follow home country governance requirements, to the extent permitted by the rules of Nasdaq.

The Transaction has been approved by each of Evo’s and 20Cube’s Board of Directors. The Transaction is subject to the approval of Evo and 20Cube shareholders and other customary conditions and is expected to close in the first quarter of 2023.

Additional information about the Transaction will be provided in a Current Report on Form 8-K that will contain an investor presentation, to be filed by Evo with the Securities and Exchange Commission (“SEC”) and will be available at www.sec.gov. In addition, 20Cube Logistics Solutions intends to file a registration statement on Form F-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed transaction with the SEC.

20Cube Highlights

●	Established global player with a strong presence in Intra-Asian trade lanes leveraging its intelligent B2B warehousing and distribution network in India.

●	Currently enjoying significant growth by disrupting an addressable $653 billion global freight forwarding space and the high-end warehousing and distribution space in emerging markets.

●	Profitable, with positive EBITDA during each of the past 5 years.

●	Uniquely built from the ground up over the past 10 years on a disruptive software, workflow and control tower driven platform for a strong sustainable competitive advantage.

●	Nasdaq listing to provide growth capital for investment in sales and marketing, M&A and next generation of predictive technology software.

●	Proven, efficient go-to-market strategy with strong economies of scale and network effects

●	Strong operational leverage, and with additional capital, the ability to pursue potential, accretive M&A opportunities.

●	Built and managed by industry veterans from top supply chain / logistics companies

●	Model delivers superior customer experience:

o	End-to-end visibility with sophisticated exception management

o	Workflow approach that monitors over 100 tasks for agile responses to logistics disruptions and delays in real-time

o	Control tower that monitors KPI and digitizes legacy workflows

o	3rd Generation software framework supported by 70+ in-house engineers for maximum adaptability

o	Load balancing

o	Flexible, granular monitoring of execution along the value chain with robust reporting

“For more than 10 years, 20Cube has worked closely with our customers to craft this platform”, said Mahesh Niruttan, Founder and Chief Executive Officer of 20Cube. “It was exciting to watch us pass through our first growth inflection point a couple of years ago and today is a major milestone towards continuing that rapid growth on our journey to ‘make trade better’.”

Richard Chisholm, Evo’s Chief Executive Officer commented, “20Cube has built a strong foundation with some of the world’s most discerning customers. We were most impressed that they achieved profitability and margins on par with the best logistics companies on the planet and did so with limited scale and limited capital.” Evo’s Managing Director Jason Sausto added, “The company will now be able to put its foot on the gas for multiple initiatives including increasing its customer list in Asia, enhancing US and EU trade lanes, ramping up marketing and commercial teams, building next generation tech and expanding share of wallet with the current base.”

Financial Information; Non-IFRS Financial Measures

The historical financial data included in this press release has been derived from 20Cube’s audited financial statements for the fiscal years ended March 31, 2020 and 2021, which were prepared in accordance with International Financial Reporting Standards, or IFRS. The historical financial data included in this press release for 20Cube’s fiscal year ended March 31, 2022, has been derived from 20Cube’s management accounts prepared in accordance with IFRS and is subject to completion of the audit of such financial statements and further review and updates.

This press release also includes references to non-IFRS financial measures. Such non-IFRS measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with IFRS. 20Cube and Evo believe that the use of these non-IFRS Financial measures provide an additional tool for evaluating historical or projected operating results and trends in and in comparing 20Cube’s financial measures with other similar companies, many of which may present similar non-IFRS financial measures to investors. Management of 20Cube does not consider these non-IFRS measures in isolation or as an alternative to financial measures determined in accordance with IFRS. The principal limitation of these non-IFRS financial measures is that they reflect the exercise of judgments by management about which expense and revenue items are excluded or included in determining these non-IFRS financial measures.

In order to compensate for these limitations, management presents historical non-IFRS financial measures in connection with IFRS results below:

Reconciliation of Net Income (Loss) to Adjusted EBITDA

Notes: Company fiscal year ending March 31st

(1)	Lease treatments are in accordance with IFRS standards and affect the P&L through depreciation on right of use assets created at the time of initiation of each lease and get debited to the P&L and interest on lease liabilities which also get debited to the P&L on a reducing balance monthly
(2)	Exceptional Items includes acquisition related costs, stock compensation expenses, foreign exchange loss / (gain), and credit loss provision on trade receivables and deposits

Advisors

B. Riley Securities is acting as financial and capital markets advisor to Evo and lead placement agent in connection with a potential PIPE transaction.

Ellenoff Grossman & Schole LLP acted as legal counsel to Evo. Kirkland & Ellis LLP acted as placement agent counsel.

Drake Star Partners acted as exclusive financial advisor and Foley & Lardner LLP acted as legal counsel to 20Cube in the Transaction.

About 20Cube Logistics Pte. Ltd.

20Cube is a software-enabled international supply chain orchestrator from purchase order (PO) to point of delivery (POD) with a technology-driven, proven proprietary system and key presence at over 60 locations in Asia, Australia and East Africa . 20 Cube has over 600 employees. 20Cube was built from the ground up over the past 10 years on a disruptive software, workflow and control tower driven platform. 20Cube’s platform is centered around MyHubPlus, which captures data from every part of the supply chain to provide customers with unprecedented real-time visibility, alerts, exception management and reporting. Its suite of freight forwarding, intelligent warehousing/distribution, customs and trade compliance solutions have resulted in significant savings from better container utilization, load balancing, predictability and logistics process management. For more information visit www.20cube.com.

About Evo Acquisition Corp.

Evo is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While Evo may pursue an acquisition in any business industry or sector, it intends to focus its search on companies in the technology and financial sectors, including companies with a nexus to Japan. Evo is led by its Chairman, Michael Lerch, its Chief Executive Officer, Richard Chisholm, its Chief Financial Officer, Adrian Brindle and Managing Director Jason Sausto. For more information visit www.evospac.com.

Important Information About the Business Combination and Where to Find It

This press release relates to a proposed Transaction between Evo and 20Cube. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Transaction described herein, Evo and Pubco intend to file relevant materials with the SEC, including a registration statement to be filed by Pubco on Form F-4, which will include a proxy statement/prospectus. Security holders are encouraged to carefully review such information, including the risk factors and other disclosures therein. The proxy statement/prospectus will be sent to all shareholders of Evo and 20Cube. Evo and Pubco will also file other documents regarding the proposed Transaction with the SEC. Before making any voting or investment decision, investors and security holders of Evo and 20Cube are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed Transaction.

Once available, shareholders will also be able to obtain a copy of the Form F-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: EVOJ@mzgroup.us. The preliminary and definitive proxy statement/prospectus, once available, and other materials filed with the SEC, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Evo and 20Cube and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination described in this press release under the rules of the SEC. Information about the directors and executive officers of Evo is set forth in Evo’s annual report on Form 10-K filed with the SEC on March 28, 2022 and Current Report on Form 8-K filed with the SEC on May 17, 2022., and are available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Evo Acquisition Corp., 10 Stateline Road, Crystal Bay, NV 89402. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Evo stockholders in connection with the proposed Business Combination will be set forth in the registration statement containing the proxy statement/prospectus on Form F-4 to be filed by 20Cube Logistics Solutions Pte. Ltd. with respect to the proposed Business Combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated herein.

Forward-Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this press release and on the current expectations of Evo’s and 20Cube’s respective managements and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Evo and 20Cube. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, the inability of the parties to successfully or timely consummate the Transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Combined Company or the expected benefits of the Transaction, if not obtained; the failure to realize the anticipated benefits of the Transaction; matters discovered by the parties as they complete their respective due diligence investigation of the other parties; the ability of Evo prior to the Business Combination, and the Combined Company following the Business Combination, to maintain (in the case of Evo) and to obtain and maintain (in the case of the Combined Company) the listing of Evo’s shares prior to the Business Combination, and following the Business Combination, the Combined Company’s shares on Nasdaq; costs related to the Transaction; the failure to satisfy the conditions to the consummation of the Transaction, including the approval of the Business Combination Agreement by the respective stockholders of Evo and 20Cube, the risk that the Transaction may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the inability to complete a PIPE transaction; the outcome of any legal proceedings that may be instituted against Evo or 20Cube related to the Transaction; the attraction and retention of qualified directors, officers, employees and key personnel of Evo and 20Cube prior to the Business Combination, and the Company following the Business Combination; the ability of the Combined Company to compete effectively in a highly competitive market; the ability to protect and enhance 20Cube’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in 20Cube’s’s industry; and, the uncertain effects of the COVID-19 pandemic or other public health matters; competition from larger technology companies that have greater resources, technology, relationships and/or expertise; future financial performance of the Combined Company following the Business Combination including the ability of future revenues to meet projected annual bookings; the ability of the Combined Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the ability of the Combined Company to generate sufficient revenue from each of our revenue streams; the ability of the Combined Company’s patents and patent applications to protect the Combined Company’s core technologies from competitors; the Combined Company’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements; product sales and/or services; 20Cube’s ability to execute its business plans and strategy; and those factors set forth in documents of Evo or 20Cube Logistics Solutions Pte. Ltd. filed, or to be filed, with SEC. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the registration statement on Form F-4 and related proxy statement and other documents to be filed by Evo or 20Cube Logistics Solutions Pte. Ltd. from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The foregoing list of risks is not exhaustive.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Evo nor 20Cube presently know or that Evo or 20Cube currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Evo’s and 20Cube’s current expectations, plans and forecasts of future events and views as of the date of this press release. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of Evo and 20Cube described above. Evo and 20Cube anticipate that subsequent events and developments will cause their assessments to change. However, while Evo and 20Cube may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as may be required by law. These forward-looking statements should not be relied upon as representing Evo’s or 20Cube’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-Solicitation

This press release does not constitute, and should not be construed to be, a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the United States Securities Act of 1933, as amended.

20Cube Investor Contact:

corporate@20cube.com

Evo Acquisition Corp. Investor Contact:

Chris Tyson

949-491-8235

EVOJ@mzgroup.us